UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

August 22, 2012

(Date of Report; date of earliest event reported)

Commission file number:  1-33026

COMMVAULT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	22-3447504
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2 Crescent Place

Oceanport, New Jersey

07757

(Address of principal executive offices)

(Zip Code)

(732) 870-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07               Submission of Matters to a vote of Security Holders

On August 22, 2012, CommVault Systems, Inc. (the “Company”) held its fiscal 2012 Annual Meeting of Stockholders, at which the Company’s stockholders (1) elected three Class III Directors for a term to expire at the 2015 Annual Meeting of Stockholders, (2) ratified the appointment of Ernst & Young LLP as the Company’s independent public accountants for the fiscal year ending March 31, 2013, and (3) voted, on an advisory basis, on executive compensation. The vote on such matters was as follows:

1.  Election of directors

Election of N. Robert Hammer:

For	Withhold	Broker Non-Vote
39,203,049	2,297,644	2,025,567

Election of Keith Geeslin:

For	Withhold	Broker Non-Vote
39,233,457	2,267,236	2,025,567

Election of Gary B. Smith:

For	Withhold	Broker Non-Vote
39,863,790	1,636,903	2,025,567

2.  Approve appointment of Ernst & Young LLP as independent public accountants for the fiscal year ending March 31, 2013

For	Against	Abstain	Broker Non-Vote
41,707,112	1,813,098	6,050	-0-

3.  Approve, by non-binding vote, the Company’s executive compensation

For	Against	Abstain	Broker Non-Vote
39,819,596	1,493,268	187,829	2,025,567

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMVAULT SYSTEMS, INC.

	By:	/s/ Warren H. Mondschein
	Name:	Warren H. Mondschein
	Title:	Vice President, General Counsel and Secretary Chief Compliance Officer

DATE: August 28, 2012